December 28, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Schwab Treasury Inflation Protected Securities Fund, a series of Schwab Investments

(File Nos. 033-37459 and 811-06200)

Ladies and Gentlemen:

On behalf of Schwab Investments, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information with respect to the Schwab Treasury Inflation Protected Securities Fund (the “Fund”) in the Statutory Prospectus, dated December 15, 2012, as supplemented December 15, 2012, filed pursuant to Rule 497(e) under the Securities Act of 1933, (the “497 Filing”). This filing is being made for the sole purpose of filing an interactive data file relating to the information provided in the 497 Filing.

Any questions or comments on this filing should be directed to the undersigned at (415) 667-0098.

Very truly yours,

/s/ Alexandra Oprescu
Alexandra Oprescu
Director and Corporate Counsel